EX-99.906CERT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Philip R. McLoughlin, Chairman of Phoenix-Seneca Funds (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  December 5, 2003                                 /S/PHILIP R. MCLOUGHLIN
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                                                  Philip R. McLoughlin, Chairman
                                                  (principal executive officer)


I, Nancy G. Curtiss, Treasurer of Phoenix-Seneca Funds (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  December 5, 2003                            /S/NANCY G. CURTISS
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                                                  Nancy G. Curtiss, Treasurer
                                                  (principal financial officer)